UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2010

First National Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina	000-30523	58-2466370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 North Pine Street Spartanburg, South Carolina	29302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (864) 948-9001

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03    Bankruptcy or Receivership.

On December 31, 2010, First National Bancshares, Inc., a South Carolina corporation (the “Company”), filed a voluntary petition for relief pursuant to Chapter 7 of Title 11 of the United States Code in the United States Bankruptcy Court District of South Carolina, Bankruptcy Case No. 10-09281.

The bankruptcy trustee is John K. Fort, PO Box 813, Drayton, South Carolina 29333.  The trustee was appointed on January 3, 2011 and will be responsible for the wind-up of the Company’s business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

	By:	/s/ C. Dan Adams
C. Dan Adams
Chairman

Dated: January 3, 2011